Knoll, Inc. Exhibit 99.1 Third Quarter 2018 Investor Presentation Andrew Cogan, Chairman, President & CEO Hospitality at Work: Charles Rayfield, SVP & CFO Knoll at NeoCon 2018 © 2018 Knoll Inc. 1

Forward-Looking Statements/Non-GAAP Measures This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding Knoll, Inc.’s expected future financial position, results of operations, revenue and profit levels, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," “goals," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. This includes, without limitation, our statements and expectations regarding any current or future recovery in our industry, Muuto integration and performance, our supply chain optimization activities, and our expectations with respect to leverage. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of Knoll management. Knoll does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include corporate spending and service-sector employment, price competition, acceptance of Knoll’s new products, the pricing and availability of raw materials and components, foreign exchange rates, transportation costs, demand for high quality, well designed furniture and coverings solutions, changes in the competitive marketplace, changes in trends in the market for furniture or coverings, the financial strength and stability of our suppliers, customers and dealers, access to capital, our success in designing and implementing our new enterprise resource planning system, our ability to successfully integrate acquired businesses, our ability to plan and implement supply chain optimization projects, and other risks identified in Knoll’s Annual Report on Form 10-K, and other filings with the Securities and Exchange Commission, as well as other cautionary statements that are made from time-to-time in Knoll’s public communications. Many of these factors are outside of Knoll’s control. This presentation also includes certain non-GAAP financial measures. A “non-GAAP financial measure” is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We present Non-GAAP measures because we consider them to be important supplemental measures of our performance and believe them to be useful to display ongoing results from operations distinct from items that are infrequent or not indicative of our operating performance. We have provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure in the presentation below. These non-GAAP measures are not indicators of our financial performance under GAAP and should not be considered as an alternative to the applicable GAAP measure. These non-GAAP measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Our presentation of these non-GAAP measures should not be construed as an inference that our future results will be unaffected by unusual or infrequent items. © 2018 Knoll Inc. 2

Knoll is: A constellation of design-driven brands and people, working together with our clients to create inspired modern interiors.

Knoll’s reputation for iconic design, leadership, quality and innovation in both the workplace and residential markets is recognized globally 1938 80 2018 © 2018 Knoll Inc. 4

Investment Rationale › Improving macro environment with decreasing headwind from legacy products helping drive sales › Lean opportunities to drive Office margins higher › Strong track record of successful acquisitions; Muuto expected to be immediately accretive to both margins and EPS › Significant benefit from lower tax rates for both clients and Knoll › Driven and motivated management team aligned with shareholder objectives © 2018 Knoll Inc. 5

Four strategic imperatives drive our strategy › Target underpenetrated and emerging ancillary categories and markets for growth › Expand our reach into residential and decorator channels around the world › Maximize office segment profitability and growth › Leverage technology to expand our market visibility and improve our efficiency © 2018 Knoll Inc. 6

Knoll brands span commercial and residential applications with high design opportunities, and are heavily influenced by architect and designer specifiers Luxury HOLLY HUNT Edelman KnollStudio • Favorable demographics • High margin opportunities DatesWeiserKnollTextiles Spinneybeck • Fragmented competitors Affordable luxury FilzFelt Muuto • Changing work style Knoll Office • Resimercial aesthetic - Residential product • Global capability KnollExtra - Hybrid product - Commercial product Accessible Commercial Residential $73B Global Commercial Market $266B Global Residential Market • $8B luxury • $9B luxury • $11B affordable luxury • $17B affordable luxury ~$18.5B North American Market Sources: Based on Knoll, Inc. and BIFMA estimates © 2018 Knoll Inc. 7

We have a singular line-up of brands and offerings from high-performance workplace to “resimericial” ancillary… Knoll Office DatesWeiser KnollStudio Muuto Ancillary Offering © 2018 Knoll Inc. 8

…and from uber-luxury living spaces to affordable luxury for the home HOLLY HUNT | Vladimir Kagan KnollStudio LA Home Design Shop Muuto © 2018 Knoll Inc. 9

Through both organic product development and M&A we are shifting the mix of our sales and profits out of Office Q2 2018 Net Sales Q2 2018 Adjusted Q2 2018 Net Sales by Geography EBITDA 22% 78% USA Rest of World Note: Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Operating Profit to Adjusted EBITDA by segment, see page 30. © 2018 Knoll Inc. 10

As Office clients rethink their priorities, we see a major inflection point in workplace design, creating new challenges and opportunities for Knoll Primary Primary Activity Client Space Allocation Activity Individual Group Formal Casual Corporate / commercial aesthetic Residential aesthetic Dedicated Shared One Size Fits All Competition for Talent Fixed Mobile / Adjustable $1M+ projects Small to mid size projects © 2018 Knoll Inc. 11

Solving ancillary is critical for maintaining our position as a market leader and fueling growth Estimated share of wallet1 Estimated Market share2 2015 Knoll Dealers 2016 Industry ~$18.3B3 Workstations Ancillary Workstations Ancillary (Primary Spaces) (Activity) (Primary Spaces) (Activity) workplace ±90% ±10% workplace ±7% ±1% 1 ±50% combined share of wallet based on major project 2 ±4% combined market share, Knoll Estimate review and reported Dealer value 3 Preliminary BIFMA 2016 estimate © 2018 Knoll Inc. 12

With the acquisition of Muuto, Knoll brands now span the workplace market WORKPLACE FURNITURE MARKET SEGMENTATION Ancillary ≥ $8.5B1 Workstations ≤ $8.5B1 HOLLY HUNT Luxury DatesWeiser KnollStudio Affordable luxury Knoll Office Muuto Accessible Cheap Residential (~$1B) Crossover Contract • Limited durability & • Residential/hospitality • Aesthetic & function specific to workplace setting warranty in sensibility; appropriate for • 10+ years durability and warranty commercial setting commercial use • Payment at order • ±5 yrs warranty Note: Brand positions are directional. 1. BIFMA estimates the 2016 NA contract furniture industry at approximately $18.5B. Included in this estimate is approximately $2.5B related to BIFMA Specialty (non-office products) which Knoll has excluded from the above analysis. Furthermore, approximately $1B of residential furniture sold into the workplace market (Knoll Estimate) has been added to the above analysis. © 2018 Knoll Inc. 13

Muuto Expansion Strategy We plan to more than double the size of Muuto over the next 3-5 years 1• North America: Massive upside to ~$15M sales today by leveraging Knoll client base, architect and designer relationships, and contract and residential distributors • NA dealer and showroom rollout Muuto to be completed by end of Q3 2017A: • Already seeing strong dealer uptake and meaningful $71M Sales penetration of Knoll corporate $19M Adjusted EBITDA clients 2• Europe: Introduce Muuto to Knoll 1 residential distribution and corporate clients 2 3• Product: Scale product scope 3 Sales & EBITDA growth >2X Note: Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Net Earnings to Adjusted EBITDA, see page 28. © 2018 Knoll Inc. 14

YTD Q2 2018 sales of newer workplace platforms exceeded those of legacy systems and storage © 2018 Knoll Inc. 15

Industry indicators are favorable Corporate Profits increased in Q1 CEO Confidence declined slightly in Q2 % Change from Prior Year Quarter CEO Confidence Index 25.00% 80 20.00% 70 15.00% 10.00% 60 5.00% 0.00% 50 2014 2015 2016 2017 2018 (5.00)% 40 (10.00)% (15.00)% 30 (20.00)% 2014 2015 2016 2017 2018 Source: Bureau of Economic Analysis as of Q1 2018 Source: Chief Executive Magazine Architectural Billings trending up Net absorption trending down slightly ABI Billing Index Annual Net Absorption (sf) 60 60 55 55 50 45 50 Millions 40 45 35 30 40 25 2014 2015 2016 2017 2018 2014 2015 2016 2017 TTM Q2-18 Source: American Institute of Architects Source: JLL © 2018 Knoll Inc. 16

Investments made in 2017 are paying off with a strong first half of 2018, demonstrating both top and bottom line growth Sales Growth YoY – ($ Millions) Adjusted Gross Profit ($ Millions) and % $446 $447 $413 $415 $372 +17% +20% 35.4% 37.4% 38.3% 36.6% 36.4% a/ a/ 2014 2015 2016 2017 TTM 18 Adjusted EBITDA ($ Millions) and % Adjusted Diluted Earnings Per Share $1.72 $1.55 $1.57 $1.42 +39% $1.11 +41% a/ a/ 2014 2015 2016 2017 TTM 18 a/ Represents the trailing twelve months as of June 30, 2018. Note: Adjusted Gross Profit, Adjusted Gross Profit Percentage, Adjusted EBITDA, Adjusted EBITDA Percentage, and Adjusted EPS are non-GAAP financial measures. For a reconciliation of Gross Profit and Gross Profit Percentage to Adjusted Gross Profit and Adjusted Gross Profit Percentage, Net Earnings and Net Earnings Percentage to Adjusted EBITDA and Adjusted EBITDA Percentage, see page 27, for a reconciliation of GAAP EPS to Adjusted EPS, see page 30. © 2018 Knoll Inc. 17

Strong organic growth in Q2 2018 driven by favorable mix in newer workplace models, as well as the addition of Muuto #REF! Q2 18 Q2 17 B / (W) Actual Actual vs. Prior Year Net Sales $ 323.4 $ 268.7 $ 54.7 20.3% Adjusted Gross Profit 120.2 100.0 20.2 20.2% Adjusted Gross Profit % 37.2% 37.2% 0 bps Adjusted Operating Expenses 89.6 77.3 (12.3) (15.9)% Adjusted Operating Profit 30.6 22.7 8.0 35.1% Adjusted Operating Profit % 9.5% 8.4% 110 bps Adjusted EBITDA $ 42.1 $ 32.3 $ 9.8 30.4% Adjusted EBITDA % 13.0% 12.0% 100 bps Adjusted Diluted EPS $0.42 $0.30 $ 0.12 40.0% Note: Adjusted Gross Profit, Adjusted Gross Profit Percentage, Adjusted Operating Expenses, Adjusted Operating Profit and Adjusted Operating Profit Percentage, Adjusted EBITDA and Adjusted EBITDA Percentage, and Adjusted Diluted EPS are non-GAAP financial measures. For a reconciliation of Adjusted Gross Profit and Adjusted Gross Profit Percentage to GAAP Gross Profit and Gross Profit Percentage, see page 25, GAAP Operating Expenses to Adjusted Operating Expenses, see page 26, GAAP Operating Profit and GAAP Operating Profit Percentage to Adjusted Operating Profit and Adjusted Operating Profit Percentage, see page 25, Net Earnings to Adjusted EBITDA and Adjusted EBITDA Percentage, see page 28 and EPS to Adjusted Diluted EPS, see page 26. © 2018 Knoll Inc. 18

Q2 2018 Results by Segment vs. Prior Year ($ in millions) Net Sales (millions) Adjusted EBITDA (millions) + New products + Muuto + Volume + Muuto + Sales initiatives + Europe – Large projects - Inflation + Europe Studio – Sales volume + DatesWeiser – Ford - Price Foundation project + DatesWeiser – Sales - OPEX volume + FX investments - NA Studio +20.3% +30.4% ** ** +17.3% +22.5% ** +25.0% +37.2% ** 100 bps 130 bps (50) bps Note: Adjusted EBITDA excludes unallocated corporate adjusted EBITDA of ($3.6M) in Q2 2017 and ($3.7M) in Q2 2018. **Amounts in red including Muuto Note: Adjusted EBITDA is a non-GAAP financial measures. For a reconciliation of GAAP Operating Profit to Adjusted EBITDA by segment, see page 30. © 2018 Knoll Inc. 19

Muuto contribution will offset inflation, efficiency initiatives and price increases will drive margin growth › Continuous improvement activities were steady during 2017 and continued through Q2 2018, and largely offset inflationary pressure › Pricing pressure intensified in the 4th quarter of 2017 and was partially alleviated by price increases in Q1 2018 › Muuto added additional volume and favorable margin mix in Q1 & Q2 2018, contributing to overall margin increases over prior quarter © 2018 Knoll Inc. 20

“Less is More” Bringing Lean to Knoll We are implementing a culture of continuous improvement Lean across Knoll › Driving out waste and inefficiency › Engaging our manufacturing associates › Process and productivity improvement › Commencement of supply chain optimization study Recycled Content Lean Initiatives Waste and Landfill Safety Incident Rate © 2018 Knoll Inc. 21

Historical trends demonstrate our ability to reduce overall leverage (1) Bank Net Leverage Ratio Bank Debt ($ in millions)(2) $533 $501 3.21 3.12 2.91 2.41 2.23 $290 $276 1.67 $239 $232 1.37 1.37 $197 $179 (3) YE-2013 Q1-2014 YE-2014 YE-2015 YE-2016 YE-2017 Q1-2018 Q2-2018 YE-2013 Q1-2014 YE-2014 YE-2015 YE-2016 YE-2017 Q1-2018 Q2-2018 (1) For details on the calculation of the Bank Net Leverage Ratio, see (2) Includes bank debt, outstanding letters of credit, and guarantee obligations. page 29. The 2018 bank net leverage ratio’s incorporate TTM Adjusted (3) Bank debt of $496M and outstanding letters of credit of $5M EBITDA for Muuto. › As of June 30, 2018 the $496M of bank debt is comprised of: ($155M revolver and $341M term loan) › $402M USD › €81M EURO, $94M in USD › Executed a $300M, 1 year forward swap contract on LIBOR based debt › Fixed LIBOR rate of 2.63% beginning Jan 1, 2019 › Hedged amount amortizes by $50M each calendar year © 2018 Knoll Inc. 22

And we continue to return cash to shareholders through dividends and buybacks $41.2 $34.7 $30.3 $34.8 $31.7 $33.1 $29.2 $30.0 $24.4 $22.7 Dividends Shares Repurchases ($ millions) ($ $10.9 $9.0 $8.7 $5.5 $4.8 2014 2015 2016 2017 TTM 2018 © 2018 Knoll Inc. 23

Thank You © 2018 Knoll Inc. 24

Reconciliation of Non-GAAP Results Q2 2018 Q2 2017 Operating profit ($mm) $ 24.8 $ 19.9 Add back (deduct): Acquisition related inventory adjustment 0.9 - (1) Acquisition related expenses 4.1 0.6 Restructuring charges 0.8 2.2 Adjusted operating profit $ 30.6 $ 22.7 Net Sales ($mm) $ 323.4 $ 268.7 Adjusted operating profit % 9.5% 8.4% (1) Acquisition related expenses in the second quarter of 2018 includes amortization of intangible assets recognized in connection with business combinations of $2.1 million, in addition to retention agreements for key employees and other customary acquisition related expenses. Acquisition related expenses in the second quarter of 2017 represent amortization of intangible assets recognized in connection with business combinations. Q2 2018 Q2 2017 Gross profit ($mm) $ 119.3 $ 100.0 Add back: Acquisition related inventory adjustment 0.9 - Adjusted gross profit $ 120.2 $ 100.0 Net sales ($mm) $ 323.4 $ 268.7 Adjusted gross profit % 37.2% 37.2% © 2018 Knoll Inc. 25

Reconciliation of Non-GAAP Results Q2 2018 Q2 2017 Operating expenses ($mm) $ 94.5 $ 80.1 Less: (1) Acquisition related expenses 4.1 0.6 Restructuring charges 0.8 2.2 Adjusted Operating Expenses $ 89.6 $ 77.3 (1) Acquisition related expenses in the second quarter of 2018 includes amortization of intangible assets recognized in connection with business combinations of $2.1 million, in addition to retention agreements for key employees and other customary acquisition related expenses. Acquisition related expenses in the second quarter of 2017 represent amortization of intangible assets recognized in connection with business combinations. Q2 2018 Q2 2017 Diluted earnings per share $ 0.27 $ 0.26 Add back: Pension settlement 0.09 Acquisition related expenses 0.08 0.01 Restructuring charges 0.02 0.04 Acquisition related inventory adjustment 0.02 Less: Tax effect on non-GAAP adjustments 0.06 0.01 Adjusted diluted earnings per share $ 0.42 $ 0.30 © 2018 Knoll Inc. 26

Reconciliation of Non-GAAP Results Years Ended December 31, 2014 2015 2016 2017 TTM 2018 Net earnings ($mm) $ 46.6 $ 66.0 $ 82.1 $ 80.2 $ 80.3 Add back: Income tax (benefit) expense 29.2 37.5 45.4 (1.6) #VALUE! (4.2) Interest expense 7.4 6.9 5.4 7.5 $ 14.8 - Depreciation and amortization 19.3 20.5 22.4 26.1 30.6 EBITDA $ 102.5 $ 130.9 $ 155.3 $ 112.2 $ 121.5 Add back: (1) Non-cash items and other 11.9 12.5 13.4 32.3 37.4 Adjusted EBITDA $ 114.4 $ 143.4 $ 168.7 $ 144.5 $ 158.9 Net sales ($mm) $ 1,050.3 $ 1,104.4 $ 1,164.3 $ 1,132.9 $ 1,227.3 Adjusted EBITDA % 10.9% 13.0% 14.5% 12.8% 12.9% (1) - Non-cash and other items include, but are not limited to, asset impairment charge, pension settlement and other postretirement benefit curtailment, stock-based compensation expenses, unrealized gains or losses on foreign exchange, restructuring charges, and acquisition related expenses Years Ended December 31, 2014 2015 2016 2017 TTM 2018 Gross profit ($mm) $ 371.7 $ 412.1 $ 446.0 $ 414.6 $ 445.9 Add back: Seating product discontinuation charge 0.9 Acquisition related inventory adjustment 0.9 Adjusted gross profit $ 371.7 $ 413.0 $ 446.0 $ 414.6 $ 446.8 Net sales ($mm) $ 1,050.3 $ 1,104.4 $ 1,164.3 $ 1,132.9 $ 1,227.3 Adjusted gross profit % 35.4% 37.4% 38.3% 36.6% 36.4% © 2018 Knoll Inc. 27

Reconciliation of Non-GAAP Results Q2 2018 Q2 2017 Net earnings ($mm) $ 13.1 $ 12.9 Add back: Income tax (benefit) expense 4.6 7.2 Interest expense 5.3 1.9 Depreciation and amortization 8.7 6.4 EBITDA $ 31.7 $ 28.4 Add back: Stock compensation 2.1 1.7 Acquisition related expenses 2.0 - Acquisition related inventory adjustment 0.9 - Pension settlement charge 4.6 - Restructuring charges 0.8 2.2 Adjusted EBITDA $ 42.1 $ 32.3 Net sales ($mm) $ 323.4 $ 268.7 Adjusted EBITDA % 13.0% 12.0% 2017 Muuto Net earnings ($mm) $ 8.9 Add back: Income tax (benefit) expense 4.3 Interest expense 0.6 Depreciation and amortization 0.6 EBITDA $ 14.5 Add back: - Acquisition costs 4.6 Other non-cash items 0.3 Adjusted EBITDA $ 19.4 Net sales ($mm) $ 71.3 Adjusted EBITDA % 27.2% Note: Per the 8-K/A, filed with the Securities and Exchange Commission on April 12, 2018, 2017 Muuto net earnings were reported as 58.9M DKK and Muuto net sales were reported as 470.1M DKK. These figures were converted to USD using an exchange rate of 0.1516 © 2018 Knoll Inc. 28

Reconciliation of Non-GAAP Results 12/31/13 3/31/14 12/31/14 12/31/15 12/31/16 12/31/17 3/31/18 6/30/18 (1) (1) (1) (1) (1) (1) (2) (2) Debt Levels ($mm) $ 178.8 $ 289.8 $ 275.5 $ 238.7 $ 231.8 $ 197.4 $ 517.8 $ 499.8 a/ b/ LTM Net Earnings ($mm) $ 23.2 $ 25.0 $ 46.6 $ 66.0 $ 82.1 $ 80.2 $ 92.3 $ 89.9 LTM Adjustments Interest 5.3 5.5 6.7 6.1 4.7 6.8 11.0 14.5 Taxes 15.7 16.0 29.2 37.5 45.4 (1.6) 1.3 (1.9) Depreciation and Amortization 16.3 16.9 20.0 21.3 23.0 26.7 29.4 31.3 Non-cash Items and Other (3) 19.7 27.0 11.9 12.5 13.4 32.3 31.8 38.1 LTM Adjusted EBITDA $ 80.2 $ 90.4 $ 114.4 $ 143.4 $ 168.7 $ 144.5 $ 165.8 $ 172.0 Bank Net Leverage Calculation (4) 2.23 3.21 2.41 1.67 1.37 1.37 3.12 2.91 (1) - Outstanding debt includes outstanding letters of credit and guarantee obligations. Per the terms of the credit facility filed with the Securities and Exchange Commission on May 21, 2014, excess cash over $15.0M reduces the outstanding debt. (2) - Outstanding debt includes outstanding letters of credit and guarantee obligations. Per the terms of the credit facility filed with the Securities and Exchange Commission on January 23, 2018, cash up to $15.0M reduces the outstanding debt. (3) - Non-cash and Other items include, but are not limited to, intangible asset impairment charges, pension settlements and other postretirement benefit curtailment, stock-based compensation expenses, unrealized gains and losses on foreign exchange, restructuring charges, and acquisition related expenses. (4) - Bank net leverage is calculated by dividing debt by LTM Adjusted EBITDA, as calculated in accordance with our credit facility. a/ Represents the trailing twelve months as of March 31, 2018 and includes twelve months of Muuto net earnings b/ Represents the trailing twelve months as of June 30, 2018 and includes twelve months of Muuto net earnings © 2018 Knoll Inc. 29

Reconciliation of Non-GAAP Results Years Ended December 31, 2014 2015 2016 2017 TTM 2018 Earnings per share - diluted $ 0.97 $ 1.36 $ 1.72 $ 1.67 $ 1.64 Add back: Intangible asset impairment charge - 0.22 - 0.33 0.33 Pension settlement and OPEB curtailment 0.14 - - 0.04 0.13 Acquisition related expenses 0.02 0.03 - 0.01 0.18 Seating product discontinuation charge - 0.02 - - - Restructuring charges 0.03 0.02 - 0.04 0.03 Loss on extinguishment of debt - - - - 0.03 - - - - - Acquisition related inventory adjustment - - - - 0.02 Less: Tax effect on non-GAAP adjustments 0.05 0.09 - 0.13 0.25 Tax Reform impact - - - 0.54 0.54 Adjusted earnings per share - diluted $ 1.11 $ 1.55 $ 1.72 $ 1.42 $ 1.57 Q2 2017 Q2 2018 Office Lifestyle Corporate Knoll, Inc. Office Lifestyle Corporate Knoll, Inc. Operating profit ($mm) $ 4.8 $ 20.6 $ (5.5) $ 19.9 $ 10.3 $ 21.0 $ (6.5) $ 24.8 Add back (deduct): Acquisition related inventory adjustment - - - - - 0.9 - 0.9 (1) Acquisition related expenses - 0.6 - 0.6 - 3.6 0.5 4.1 Restructuring charges 2.2 - - 2.2 0.8 - - 0.8 Adjusted operating profit / (loss) $ 7.0 $ 21.2 $ (5.5) $ 22.7 $ 11.1 $ 25.5 $ (6.0) $ 30.6 Add back: (2) Depreciation and amortization 4.6 1.0 0.2 5.8 5.0 1.4 0.2 6.6 - - - Stock compensation 0.5 0.5 0.7 1.7 0.2 0.5 1.4 2.1 - - - Other non-cash items 0.9 0.2 1.0 2.1 1.4 0.7 0.7 2.8 Adjusted EBITDA ($mm) $ 13.0 $ 22.9 $ (3.6) $ 32.3 $ 17.7 $ 28.1 $ (3.7) $ 42.1 - - - - - - Net sales ($mm) $ 162.6 $ 106.1 - $ 268.7 $ 190.8 $ 132.6 - $ 323.4 - - - - Operating profit % 3.0% 19.4% N/A 7.4% 5.4% 15.8% N/A 7.7% Adjusted operating profit % 4.3% 20.0% N/A 8.4% 5.8% 19.2% N/A 9.5% Adjusted EBITDA % 8.0% 21.6% N/A 12.0% 9.3% 21.1% N/A 13.0% (1) Acquisition related expenses in the second quarter of 2018 includes amortization of intangible assets recognized in connection with business combinations of $2.1 million, in addition to retention agreements for key employees and other customary acquisition related expenses. Acquisition related expenses in the second quarter of 2017 represent amortization of intangible assets recognized in connection with business combinations. (2) Depreciation and amortization presented in the table excludes amortization of intangible assets recognized in connection with business combinations. These amortization expenses have been added back as part of the Acquisition related expenses in the calculation of Adjusted operating profit / (loss), as noted above. © 2018 Knoll Inc. 30

© 2018 Knoll Inc. 31